UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2021

CareMax, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39391	85-0992224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 NW 57 Court, Suite 400 Miami, FL 33126
(Address of principal executive offices, including zip code)

(786) 360-4768

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on
Title of each class	Trading Symbols	which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMAXW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 13, 2021 (the “Effective Date”), CareMax, Inc., a Delaware corporation (the “Company”), entered into an exclusive real estate advisory agreement (the “Advisory Agreement”) with Related CM Advisor, LLC (the “Advisor”), a Delaware limited liability company and a subsidiary of The Related Companies, L.P. (“Related”), and, with respect to certain sections of the Advisory Agreement, Related, pursuant to which the Advisor has agreed provide certain real estate advisory services to the Company on an exclusive basis (the “Services”). The Services include identifying locations for new medical centers nationwide as part of the Company’s de novo growth strategy, including, but not limited to, locations within and proximate to affordable housing communities that may be owned by Related.

In connection with the Advisory Agreement, the Company and the Advisor entered into a subscription agreement (the “Subscription Agreement”), whereby the Advisor purchased 500,000 shares (the “Initial Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), for an aggregate purchase price of $5,000,000, and the Company issued to the Advisor (i) a warrant (the “Series A Warrant”) to purchase 2,000,000 shares of Common Stock (the “Series A Warrant Shares”), which vested immediately upon issuance, is exercisable for a period of five years and is not redeemable by the Company and (ii) a warrant (the “Series B Warrant” and together with the Series A Warrant, the “Warrants”) to purchase up to 6,000,000 shares of Common Stock (the “Series B Warrant Shares” and, together with the Series A Warrant Shares, the “Warrant Shares”), pursuant to which 500,000 Series B Warrant Shares will vest and become exercisable from time to time upon the opening of each medical center under the Advisory Agreement for which the Advisor provides services, other than two initial medical centers. The Series B Warrant is exercisable, to the extent vested, until the later of five years from the date of issuance or one year from vesting of the applicable Series B Warrant Shares and is redeemable with respect to vested Warrant Shares at a price of $0.01 per Warrant Share if the price of the Common Stock equals or exceeds $18.00 per share, or $0.10 per Warrant Share if the price of the Common Stock equals or exceeds $10.00 per share, in each case when such price conditions are satisfied for any 20 trading days within a 30-trading day period and subject to certain adjustments and conditions as described in the Series B Warrant. In the event that the Series B Warrant is called for redemption by the Company, the Advisor may pay the exercise price for the Series B Warrant Shares six months following the notice of redemption by the Company. Additionally, each of the Warrants is exercisable on a cashless basis. The Initial Shares and Warrants were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder.

In connection with the execution of the Advisory Agreement and the issuance of the Initial Shares and Warrants, the Company and the Advisor entered into a lock-up agreement (the “Lock-Up Agreement”), whereby the Advisor agreed, subject to certain exceptions, not to sell or otherwise transfer any of the Initial Shares or any of the Warrant Shares (collectively, the “Shares”), in each case for a period of six months following the issuance thereof. Additionally, the Company and the Advisor entered into a registration rights agreement (the “Registration Rights Agreement” and together with the Advisory Agreement, the Subscription Agreement, the Lock-Up Agreement and each Warrant, the “Transaction Documents”), whereby the Company agreed to grant the Advisor certain registration rights for the Shares, including certain demand registration rights, piggyback registration rights and shelf registration rights beginning on August 31, 2022, in each case subject to the restrictions contained in the Lock-Up Agreement.

The Advisory Agreement, the Subscription Agreement and the Registration Rights Agreement each contain customary representations and warranties and covenants of the parties thereto, and the Advisory Agreement and the Registration Rights Agreement contain customary indemnities of the parties thereto. The Advisory Agreement has a term of twelve years and may be terminated by the Company or the Advisor under certain conditions set forth therein. Additionally, the Advisory Agreement provides for certain commissions to be paid to the Advisor in connection with the entering into leases and for certain other costs, fees and expenses incurred in connection therewith.

Other than as disclosed in this Current Report on Form 8-K, there is no material relationship between either of the Advisor or Related, on the one hand, and the Company, any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer, on the other.

The foregoing description of the Transaction Documents is not complete and is qualified in its entirety by reference to the full text of the Advisory Agreement, including the other Transaction Documents as exhibits thereto, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Effective Date, the Board of Directors (the “Board”) of the Company appointed Mr. Bryan Cho, an Executive Vice President of Related, to serve as a Class III director of the Board. The appointment of Mr. Cho was made in connection with the Advisory Agreement, which provides the Advisor with the right to designate a director to serve on the Board, subject to the continuing satisfaction of certain conditions, including that the Advisor and its affiliates maintain ownership of at least 500,000 shares of Common Stock.

Other than as disclosed in this Current Report on Form 8- K, there are no arrangements or understandings between Mr. Cho and any other person pursuant to which Mr. Cho was appointed as a director of the Company. Other than as described in this Current Report on Form 8-K, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which the Company was or is to be a participant and in which Mr. Cho had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

The Board has determined that Mr. Cho is independent under the rules of the Nasdaq Global Select Market. Mr. Cho has not yet been appointed to any committees of the Board. As a director of the Company, Mr. Cho will receive compensation in the same manner as the Company’s other non-employee directors and will enter into the Company’s standard indemnification agreement for directors.

Item 7.01.	Regulation FD Disclosure.

On July 13, 2021, the Company issued a press release announcing the execution of the Advisory Agreement and the transactions contemplated therein. A copy of the press release is furnished as Exhibit 99.1 hereto. In addition, the Company has provided a presentation with respect to the execution of the Advisory Agreement and the transactions contemplated therein. A copy of the press release is furnished as Exhibit 99.2 hereto.

The information in this Item 7.01, and in Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the number and timing of the opening of medical centers, if any, and the Company’s expansion plans. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the Securities and Exchange Commission (the “SEC”). All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit Number	Description
10.1*†	Exclusive Real Estate Advisory Agreement, dated as of July 13, 2021, by and between CareMax, Inc., Related CM Advisor, LLC and, with respect to certain sections thereof, The Related Companies, L.P.

99.1	Press Release, dated July 13, 2021.

99.2	Presentation, dated July 13, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Certain portions of this exhibit have been omitted pursuant to Item (601)(b)(10) of Regulation S-K.

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2021

CareMax, Inc.

By:	/s/ Kevin Wirges
	Name:	Kevin Wirges
	Title:	Executive Vice President, Chief Financial Officer and Treasurer